Boston Therapeutics, Inc.

(A Development Stage Company)

Financial Statements

Period from Inception (June 15, 2009) to December 31, 2009

Boston Therapeutics, Inc.

(A Development Stage Company)

FINANCIAL STATEMENTS
Period from Inception (June 15, 2009) to December 31, 2009

CONTENTS

Page
Independent Auditor's Report................................................................................................	1
Financial Statements:
Balance Sheet.................................................................................................................	2
Statement of Operations..................................................................................................	3
Statement of Changes in Stockholders' Deficit................................................................	4
Statement of Cash Flows.................................................................................................	5
Notes to Financial Statements.........................................................................................	6-8

IVIcGladrey & Pullen, LLP

Certified Public Accountants

. McGladrey

INDEPENDENT AUDITOR'S REPORT

To the Management and Stockholders of Boston Therapeutics, Inc.

Manchester, New Hampshire

We have audited the balance sheet of Boston Therapeutics, Inc. (the "Company") as of December 31, 2009, and the related statements of operations, changes in stockholders' deficit and cash flows for the period from June 15, 2009 (date of inception) through December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Boston Therapeutics, Inc. as of December 31, 2009 and the results of its operations and its cash flows for the period from June 15, 2009 (date of inception) through December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's limited resources and operating history, as well as operating losses, raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/McGladrey & Pullen, LLP

January 26, 2011 Boston, Massachusetts

Boston Therapeutics, Inc.

(A Development Stage Company) Balance Sheet

December 31, 2009

ASSETS Current assets: Cash Total assets	$570
$570
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$700
Accrued expenses	32,695
Total current liabilities	33,395
Advances - related party	8,000
Total liabilities	41,395
Stockholders' deficit:
Common stock, no par value, 5,000,000 shares authorized, issued and outstanding
Deficit accumulated during the development stage	(40,825)
Total stockholders' deficit	(40,825)
Total liabilities and stockholders' deficit	$570

Boston Therapeutics, Inc.

(A Development Stage Company)

Statement of Operations

Period from Inception (June 15, 2009) to December 31, 2009

Operating expenses:
Research and development	$ 4,245
Sales and marketing	181
General and administrative	36,244
Total operating expenses	40,670
Interest expense-related party	155
Net loss	$ (40,825)

Boston Therapeutics, Inc.

(A Development Stage Company)

Statement of Changes in Stockholders' Deficit

Period from Inception (June 15, 2009) to December 31, 2009

Deficit Accumulated                  Total

Common Stock                              During the                  Stockholders'

Shares          Amount          Development Stage                      Deficit

Inception, June 15, 2009                                                                        $            - $                                    $

Issuance of common stock                                       5,000,000

Net loss                                                                                                                (40,825)                  (40,825)

Balance, December 31, 2009                                         5,000,000 $                    $               (40,825) $          (40,825)

Boston Therapeutics, Inc.

(A Development Stage Company)

Statement of Cash Flows

Period from Inception (June 15, 2009) to December 31, 2009

Cash flows from operating activities:

Net loss                                                                                                                                  $       (40,825)

Adjustments to reconcile net loss to cash

used in operating activities:

Increase in:

Accounts payable                                                                                                                         700

Accrued expenses                                                                                                                   32,695

Net cash used in operating activities                                                                                    (7,430)

Cash flows from financing activities:

Proceeds from advances - related party                                                                                            8,000

Net cash provided by financing activities                                                                          8,000

Net increase in cash and cash equivalents Cash and cash equivalents, beginning of period Cash and cash equivalents, end of period		570
	$ 570
Supplemental disclosure of cash flow information: Cash paid during the period for: Interest	$ $
Income taxes

Boston Therapeutics, Inc.

(A Development Stage Company)

Notes to Financial Statements

Period from Inception (June 15, 2009) to December 31, 2009

1.            GENERAL ORGANIZATION AND BUSINESS

Boston Therapeutics, Inc. ("BTI" or the "Company") was incorporated under the laws of the state of New Hampshire on June 15, 2009. The Company is in the business of developing, manufacturing and selling, among other things, dietary supplements including its initial product, SugarpownTM, a complex carbohydrate based dietary supplement based upon the BTI's proprietary processes and technology. SugarpownTM is currently in the initial stage of market introduction.

The Company has minimal operations and is considered to be in the development stage as of December 31, 2009.

In March 2010, the Company completed its first product SugarpownTM, a complex carbohydrate based dietary supplement based upon the BTI's proprietary processes and technology. SugarpownTM is currently in the initial stage of market introduction.

On November 10, 2010, the Company entered into an Agreement and Plan of Merger with Avanyx Therapeutics, Inc. ("Avanyx"). Under the terms of the agreement, the Company merged into Avanyx with Avanyx being the surviving entity. Avanyx issued 4,000,000 shares of common stock to the stockholders of the Company in exchange for all the outstanding common stock of the Company, and Avanyx's name was changed to Boston Therapeutics, Inc. Avanyx's Chief Executive Officer is also a founder and 10% shareholder of the Company.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company is a recently formed entity with limited resources and operating history. As shown in the accompanying financial statements, the Company has incurred net losses of $40,825 for the period from June 15, 2009 (inception) to December 31, 2009 and has negative working capital of $32,825. The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its new business opportunities.

There can be no assurance that the Company will be successful in raising additional capital. Without such additional capital, the Company may be required to cease operations.

These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

2.            SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

Boston Therapeutics, Inc.

(A Development Stage Company)

Notes to Financial Statements

Period from Inception (June 15, 2009) to December 31, 2009

2.                     SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES...continued Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of reporting within the statement of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all highly liquid investments with original maturities of 90 days or less at the time of acquisition to be cash equivalents.

The Company maintains its cash in institutions insured by the Federal Deposit Insurance Corporation.

Income Taxes

The Company accounts for income taxes under the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or be settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided when it is more likely than not that some portion of the gross deferred tax asset will not be realized.

3.                     STOCKHOLDERS' EQUITY

The Company is authorized to issue up to 5,000,000 shares of its no par value common stock. Common Stock

On June 15, 2009, the Company issued 5,000,000 shares of its no par value common stock to its three founders for no consideration. No other issuances of common stock were made through November 10, 2010.

4.                     RELATED PARTY TRANSACTIONS

A shareholder advanced $8,000 to the Company to fund start-up costs. This advance will be repaid to the shareholder on March 31, 2011. Advances by the shareholder carry interest at the rate of 6.5%. As of December 31, 2009, $155 had been recorded as interest expense-related party on the accompanying statement of operations and included in accrued expenses on the accompanying balance sheet. The shareholder intends, but is not legally obligated, to fund the Company's start-up costs in this manner until the Company raises sufficient capital.

Boston Therapeutics, Inc.

(A Development Stage Company)

Notes to Financial Statements

Period from Inception (June 15, 2009) to December 31, 2009

5.             PROVISION FOR INCOME TAXES

Temporary differences that give rise to significant deferred tax assets as of December 31, 2009 are as follows:

Net operating loss carryforward                                                             $      16,440

Valuation allowance                                                                                         (16,440)

Net deferred tax asset                                                                      $

As of December 31, 2009, the Company had federal and state net operating loss carryforwards of approximately $40,825 and $3,878 respectively, which will begin to expire in 2029.

The primary factors affecting the Company's income tax rate are as follows:

Tax benefit at U.S. statutory rate	(34.0)%
State tax benefit	(6.3)
Valuation allowance	40.3
0.0%

The Company applies the provisions of FASB ASC 740-10, Income Taxes, (originally issued as FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes). The Company has not recognized any liability for unrecognized tax benefits and does not believe there is any uncertainty with respect to its tax position. The Company's policy with respect to unrecognized tax benefits is to recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses.

6.             SUBSEQUENT EVENTS

A shareholder advanced an additional $52,000 to fund operations to the Company since December 31, 2009.

The Company has evaluated events and transactions that occurred between December 31, 2009 through January 26, 2011 the date the financial statements were issued, for possible disclosure and recognition in the financial statements.